                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                FORM 8-K/A
                             (Amendment No. 4)


                              CURRENT REPORT





                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                     Date of Report:  August 16, 1993










                    McCAW CELLULAR COMMUNICATIONS, INC.


A Delaware             Commission File          I.R.S. Employer
Corporation              No. 1-9854              No. 91-1379052






             5400 Carillon Point, Kirkland, Washington  98033

                      Telephone Number (206) 827-4500
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

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (a)  Financial statements of businesses to be merged.

          (1)  Report of Independent Auditors.*
          (2) AT&T's Consolidated Statements of Income for the Years Ended December 31, 1993, 1992 and 1991.*
          (3)  AT&T's Consolidated Balance Sheets at December 31,
               1993 and 1992.*
          (4) AT&T's Consolidated Statements of Cash Flows for the Years Ended December 31, 1993, 1992 and 1991.*
          (5) AT&T's Notes to Consolidated Financial Statements, December 31, 1993.*
          (6)  AT&T's Consolidated Statements of Income for the
               Three Months Ended March 31, 1994 and 1993.
          (7)  AT&T's Consolidated Balance Sheets at March 31,
               1994 and December 31, 1993.
          (8) AT&T's Consolidated Statements of Cash Flows for the Three Months Ended March 31, 1994 and 1993.
          (9)  AT&T's Notes to Consolidated Financial Statements,
               March 31, 1994.



     (b)  Pro Forma Financial Information.

          (1) Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 1993*
          (2) Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 1992*
          (3) Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 1991*
          (4)  Unaudited Pro Forma Combined Balance Sheet at
               December 31, 1993*
          (5)  Notes to Unaudited Pro Forma Combined Financial
               Statements*
          (6)  Unaudited Pro Forma Combined Statement of Income
               for the Three Months Ended March 31, 1994.
          (7)  Unaudited Pro Forma Combined Statement of Income
               for the Three Months Ended March 31, 1993.
          (8)  Unaudited Pro Forma Combined Balance Sheet at March
               31, 1994.
          (9)  Notes to Unaudited Pro Forma Combined Financial
               Statements.





- - ----------------------
* Previously filed.

     (c)  Exhibits.

          Exhibits identified in parentheses below, on file with the Securities and Exchange Commission ("SEC"), are incorporated herein by reference as exhibits hereto.

          Exhibit
          Number
          2(a) Agreement and Plan of Merger, dated August 16, 1993, among AT&T, Ridge Merger Corporation and the Company (incorporated by reference to Exhibit 2(a) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

          99(a) Agreement, dated as of August 16, 1993, among
                AT&T, Craig O. McCaw, John E. McCaw, Jr., Bruce R. McCaw and Keith W. McCaw, et al (incorporated by reference to Exhibit 99(a) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

          99(b) Press Release, dated August 16, 1993 (incorporated by reference to Exhibit 99(b) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

          99(c) Letter, dated August 16, 1993, from American
                Telephone and Telegraph Company to McCaw Cellular Communications, Inc. (incorporated by reference to Exhibit 99(c) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

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                                   AT&T
                    CONSOLIDATED STATEMENTS OF INCOME
              (Dollars in Millions Except Per Share Amounts)
                                (Unaudited)

                                          For the Three
                                          Months Ended
                                            March 31,
                                         1994      1993(b)
Sales and Revenues
Telecommunications services..........   $10,224   $ 9,967
Products and systems.................     4,070     3,554
Rentals and other services...........     1,575     1,628
Financial services and leasing.......       691       570
Total revenues.......................    16,560    15,719

Costs
Telecommunications services
  Access and other
    interconnection costs............     4,519     4,457
  Other costs........................     1,741     1,836
Total telecommunications services....     6,260     6,293
Products and systems.................     2,440     2,069
Rentals and other services...........       774       788
Financial services and leasing.......       452       377
Total costs..........................     9,926     9,527

Gross margin.........................     6,634     6,192

Operating Expenses
Selling, general and
  administrative expenses............     4,102     3,917
Research and development expenses....       758       747
Total operating expenses.............     4,860     4,664

Operating income.....................     1,774     1,528
Other income - net...................       119       143
Interest expense (e).................       129       202
Income before income taxes and
  cumulative effects of
  accounting changes.................     1,764     1,469
Provision for income taxes...........       670       533
Income before cumulative
  effects of accounting changes......     1,094       936



                                 (CONT'D)
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                                   AT&T
                CONSOLIDATED STATEMENTS OF INCOME (CONT'D)
              (Dollars in Millions Except Per Share Amounts)
                                (Unaudited)


                                           For the Three
                                           Months Ended
                                             March 31,
                                         1994      1993(b)

Cumulative effects on prior years
   of changes in accounting for:
   Postretirement benefits (net of
     income taxes of $4,294) (c).....        -     (7,023)
   Postemployment benefits (net of
     income taxes of $681)(c)........        -     (1,128)
   Income taxes (c)..................        -        383
Cumulative effects of accounting
     changes.........................        -     (7,768)
Net Income (Loss)....................  $ 1,094    $(6,832)

Weighted average common shares
   outstanding (millions)............    1,360      1,347

Per Common Share:
   Income before cumulative effects
     of accounting changes...........  $   .80    $   .69
   Cumulative effects of accounting
     changes.........................  $     -    $ (5.76)
   Net Income (Loss).................  $   .80    $ (5.07)

Dividends declared per
   common share......................  $   .33    $   .33















     See Notes to Consolidated Financial Statements.
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                                   AT&T
                        CONSOLIDATED BALANCE SHEETS
               (Dollars in Millions Except Per Share Amount)

                                        (Unaudited)
                                         March 31,   December 31,
                                            1994          1993
ASSETS

Cash and temporary cash investments.... $   793       $   532

Receivables less allowances
  of $977 and $1,003
  Accounts receivable..................  11,814        11,933

  Finance receivables..................  11,314        11,370

Inventories (d)........................   3,857         3,187

Deferred income taxes..................   2,258         2,079

Other current assets...................     623           637

Total current assets...................  30,659        29,738

Property, plant and equipment, net
  of accumulated depreciation of
  $21,665 and $21,496..................  19,229        19,397

Investments............................   1,428         1,503

Finance receivables....................   3,972         3,815

Prepaid pension costs..................   3,738         3,576

Other assets...........................   2,983         2,737

TOTAL ASSETS........................... $62,009       $60,766









                                 (CONT'D)


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                                   AT&T
                   CONSOLIDATED BALANCE SHEETS (CONT'D)
               (Dollars in Millions Except Per Share Amount)

                                        (Unaudited)
                                         March 31,   December 31,
                                            1994          1993

LIABILITIES AND DEFERRED CREDITS

Accounts payable....................... $ 5,156       $ 4,694
Payroll and benefit-related
  liabilities..........................   2,988         3,746
Postretirement and postemployment
  benefit liabilities..................   1,096         1,301
Debt maturing within one year..........   9,671        10,904
Dividends payable......................     448           448
Other current liabilities..............   5,196         4,241

Total current liabilities..............  24,555        25,334

Long-term debt including capital
  leases...............................   7,387         6,812
Postretirement and postemployment
  benefit liabilities..................   9,318         9,082
Other liabilities......................   4,481         4,298
Deferred income taxes..................     206           275
Unamortized investment tax credits.....     256           270
Other deferred credits.................     386           263

Total liabilities & deferred credits...  46,589        46,334

Minority interests.....................     618           582

SHAREOWNERS' EQUITY
Common stock - par value $1 per share..   1,357         1,352
  Authorized shares: 2,000,000,000
  Outstanding shares:
  1,357,388,000 at March 31, 1994
  1,352,398,000 at December 31, 1993
Additional paid-in capital.............  12,269        12,028
Guaranteed ESOP obligation.............    (331)         (355)
Foreign currency translation
  adjustments..........................      20           (32)
Retained earnings......................   1,487           857

Total shareowners' equity..............  14,802        13,850

TOTAL LIABILITIES/SHAREOWNERS' EQUITY.. $62,009       $60,766

     See Notes to Consolidated Financial Statements.
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                                      AT&T
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in Millions)
                                  (Unaudited)
                                                   For the Three
                                                   Months Ended
                                                     March 31,
                                                  1994      1993(b)
Operating Activities
Net income (loss)........................      $ 1,094   $(6,832)
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
   Cumulative effects of accounting
     changes (c).........................            -     7,768
   Depreciation..........................          916       893
   Provision for uncollectibles..........          419       403
   (Increase) decrease in accounts
     receivable..........................         (176)      110
   (Increase) in inventories.............         (652)     (381)
   Increase in accounts payable..........          445        51
   Net change in other operating
     assets and liabilities..............           26       (57)
   Other adjustments for non-cash
     items - net.........................            2        35
Net cash provided by operating
  activities.............................        2,074     1,990

Investing Activities
  Capital expenditures net of proceeds
    from sale or disposal of property,
    plant and equipment of $40 and $87...         (675)     (614)
  (Increase) in finance receivables, net
    of lease-related repayments of $933
    and $1,212...........................         (156)      (97)
  Net (increase) in investments..........            3      (766)
  Acquisitions, net of cash acquired.....         (114)        -
  Other investing activities - net.......           76      (122)
Net cash used in investing activities....         (866)   (1,599)

Financing Activities
  Proceeds from long-term debt issuance..          966       112
  Retirements of long-term debt..........         (284)     (551)
  Issuance of common shares..............          246       166
  Dividends paid.........................         (451)     (443)
  (Decrease)short-term borrowings - net..       (1,412)       (1)
  Other financing activities - net.......          (22)      (17)
Net cash (used in)financing activities...         (957)     (734)

                                    (CONT'D)
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
                                      AT&T
                 CONSOLIDATED STATEMENTS OF CASH FLOWS (CONT'D)
                             (Dollars in Millions)
                                  (Unaudited)

                                                   For the Three
                                                   Months Ended
                                                     March 31,
                                                  1994      1993(b)

Effect of exchange rate
  changes on cash........................           10         9

Net increase (decrease) in cash and
  temporary cash investments.............          261      (334)

Cash and temporary cash investments
  at beginning of year...................          532     1,310

Cash and temporary cash investments
  at end of period.......................      $   793   $   976

























                See Notes to Consolidated Financial Statements.
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                                    AT&T
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
               (Dollars in Millions Except Per Share Amounts)
                                 (Unaudited)


(a) ACCOUNTING POLICIES - The consolidated financial statements have been prepared by AT&T Corp. ("AT&T" or the "Company") pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") and, in the opinion of management, include all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of the consolidated results of operations, financial position and cash flows for each period presented. The consolidated financial statements include the accounts of foreign entities based on their fiscal years, which end either November 30 or December 31. The consolidated results for interim periods are not necessarily indicative of results for the full year. These financial statements should be read in conjunction with AT&T's 1993 Annual Report to Shareowners and Form 10-K for the year ended December 31, 1993.

(b) RESTATEMENTS AND RECLASSIFICATIONS - Previously reported quarterly results for 1993 were restated to reflect the adoption of Statement of Financial Accounting Standards ("SFAS") No. 112, "Employers' Accounting for Postemployment Benefits." In addition, the provisions for business restructuring have been reclassified to costs and operating expenses.

(c) CHANGES IN ACCOUNTING PRINCIPLES - Effective January 1, 1993, AT&T adopted SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." This standard requires companies to accrue for estimated future postretirement benefit expenses during the years employees are
     working and earning benefits for retirement.   Previously,
     AT&T expensed these benefits as claims were incurred. AT&T recorded an after-tax charge of $7,023 ($5.21 per share) to record the unprovided portion of these liabilities as the cumulative effect of an accounting change in the first quarter of 1993. This accounting change does not affect cash flows.

     Effective January 1, 1993, AT&T adopted SFAS No. 112. This standard requires companies to accrue for estimated future postemployment benefits during the years employees are working and accumulating these benefits. Before this change in
     accounting method, AT&T recognized the separation costs as they were identified and disability benefits when paid. AT&T recorded an after-tax charge of $1,128 ($.83 per share) to record the unprovided portion of these liabilities as the
     cumulative effect of an accounting change in the first quarter
     of 1993. This   accounting change does not affect cash flows.

                                    AT&T
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
               (Dollars in Millions Except Per Share Amounts)
                                 (Unaudited)


     Also effective January 1, 1993, AT&T adopted SFAS No. 109, "Accounting for Income Taxes." Among other provisions, this standard requires tax assets and liabilities to be determined using the enacted income tax rates for the years in which taxes will be paid or refunds received. Prior to 1993, AT&T's deferred tax accounts reflected the statutory rates that were in effect when the deferrals were initiated. The adoption of SFAS No. 109 resulted in a net income benefit of $383, or $.28 per share. This benefit was recorded as the cumulative effect of an accounting change in the first quarter of 1993. This accounting change does not affect cash flows.

     Effective January 1, 1994, AT&T adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The standard provides for the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities. The new standard did not have a material impact on AT&T's results of operations or financial position.

(d)  INVENTORIES - Inventories at March 31, 1994 and December 31,
     1993 were as follows:

                                      March 31,    December 31,
                                         1994          1993

     Completed goods ..............    $2,343        $1,893
     Work-in-process and raw
        materials .................     1,514         1,294
     Total inventories ............    $3,857        $3,187


(e) LONG-TERM DEBT REDEMPTION - In March 1993, AT&T issued redemption notices for debentures and notes with an aggregate outstanding balance of $1,750 at March 31, 1993. Expenses associated with these redemptions of $83 ($52 or $.04 per share after taxes) were included in interest expense for the three months ended March 31, 1993.

                                    AT&T
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
               (Dollars in Millions Except Per Share Amounts)
                                 (Unaudited)


(f) STATUS OF PROSPECTIVE MERGER WITH McCAW CELLULAR COMMUNICATIONS, INC. ("McCaw")- On April 5, 1994 the U.S. District Court, acting on a motion filed by BellSouth Corporation on December 2, 1993, ruled that AT&T's acquisition, under the proposed merger, of the interests owned by McCaw in certain cellular properties controlled by regional Bell operating companies would violate the antitrust consent decree entered into by AT&T in 1982 (the "Decree"). The court determined that AT&T must seek a waiver of the Decree to proceed with the merger, and that the record before the court was insufficient to support a waiver previously requested by AT&T. Accordingly, the court declined to grant such a waiver without prejudice to a renewed request by AT&T, and noted that its ruling does not absolutely foreclose the waiver. Rather, the court held that AT&T must satisfy the legal standard for a Decree modification. The proposed merger is also subject to the approval of the Federal Communications Commission and expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act ("HSR"). There can be no assurance as to whether the foregoing approvals or waiver will be granted, or if granted, when that will occur.

(g) AT&T CREDIT HOLDINGS, INC. - In connection with a March 31, 1993 legal restructuring of AT&T Capital Holdings, Inc. (formerly AT&T Capital Corporation), AT&T issued a direct, full and unconditional guarantee of all the outstanding public debt of AT&T Credit Holdings, Inc. (formerly AT&T Credit Corporation) existing at March 31, 1993.

     AT&T Credit Holdings, Inc. holds the majority of AT&T's investment in AT&T Capital Corporation and the lease finance assets of the former AT&T Credit Corporation. The table below shows summarized consolidated financial information for AT&T Credit Holdings, Inc., which consolidates the accounts of AT&T Capital Corporation. Financial information for prior periods was restated for the legal restructuring. The summarized financial information includes transactions with AT&T that are eliminated in consolidation.

                                    AT&T
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
               (Dollars in Millions Except Per Share Amounts)
                                 (Unaudited)

                                            For the Three
                                            Months Ended
                                               March 31,
                                          1994         1993

     Total revenue                      $  342       $  349
     Interest expense                       69           73
     Operating and administrative
       expense                             101          103
     Income before cumulative effect of
       accounting change                    18           22
     Cumulative effect of accounting
       change (1)                            -          (22)
     Net Income                             18            -

                                         At           At
                                      March 31,  December 31,
                                        1994         1993

     Finance receivables                $6,712       $6,220
     Net investment in operating
       lease assets                        797          978
     Total assets                        8,303        7,886
     Total debt                          4,979        4,639
     Total liabilities                   7,268        6,867
     Minority interest                     253          251
     Total shareholder's equity            782          768












(1)  Effective January 1, 1993, AT&T Credit Holdings, Inc. adopted
SFAS No. 109.

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                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS



     The following unaudited Pro Forma Combined Statements of Income and Balance Sheet give effect to the proposed merger (the "Merger") of McCaw Cellular Communications, Inc. ("McCaw") with a subsidiary of AT&T Corp. ("AT&T") pursuant to an Agreement and Plan of Merger dated August 16, 1993 (the "Merger Agreement") on a pooling-of-interests basis of accounting. These unaudited Pro Forma Combined Financial Statements have been prepared from the historical consolidated financial statements of AT&T and McCaw and should be read in conjunction therewith.

     This pro forma combined information is not necessarily indicative of actual or future operating results or financial position that would have occurred or will occur upon consummation of the Merger.

     The Unaudited Pro Forma Combined Balance Sheet gives effect to the Merger as if it had occurred on March 31, 1994, combining the balance sheets of AT&T and McCaw at March 31, 1994. The Unaudited Pro Forma Combined Statements of Income give effect to the Merger as if it had occurred at the beginning of each of the periods presented, combining the results of AT&T and Mccaw for the three month periods ended March 31, 1994 and 1993.

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                        Three Months Ended March 31, 1994
                 (Dollars in Millions, Except Per Share Amounts)

                                        Historical           Pro Forma
                                        AT&T    McCaw   Adjustments  Combined
Sales and Revenues
Telecommunications services.........    $10,224   $506               $10,730
Sales of products and systems.......      4,070      -                 4,070
Rentals and other services..........      1,575    125                 1,700
Financial services and leasing......        691      -                   691
     Total revenues.................     16,560    631                17,191

Costs
Telecommunications services.........      6,260    195                 6,455
Products and systems................      2,440      -                 2,440
Rentals and other services..........        774     76                   850
Financial services and leasing......        452      -                   452
    Total costs.....................      9,926    271                10,197

Gross margin........................      6,634    360                 6,994

Operating Expenses
Selling, general and administrative
  expenses..........................      4,102    280                 4,382
Research and development expenses...        758      -                   758
    Total operating expenses........      4,860    280                 5,140

Operating income....................      1,774     80                 1,854
Other income, net...................        119     33                   152
Interest expense....................        129     67                   196

Income before income taxes and
preferred stock dividend of a
  subsidiary........................      1,764     46                 1,810
Provision for income taxes..........        670     20                   690
Provision for preferred stock
 dividend of a subsidiary...........          -     34                    34

Net Income (Loss)...................    $ 1,094   $ (8)              $ 1,086

Weighted average common shares
  outstanding.......................      1,360     209    (14) (3B)   1,555

Earnings per common share...........     $ 0.80                       $ 0.70
Dividends declared per common share.     $ 0.33                       $ 0.33

See accompanying notes to unaudited pro forma combined financial statements.

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                        Three Months Ended March 31, 1993
                 (Dollars in Millions, Except Per Share Amounts)
                                         Historical          Pro Forma
                                        AT&T    McCaw   Adjustments  Combined
Sales and Revenues
Telecommunications services........    $ 9,967    $393              $10,360
Sales of products and systems......      3,554       -                3,554
Rentals and other services.........      1,628      87                1,715
Financial services and leasing.....        570       -                  570
    Total revenues.................     15,719     480               16,199

Costs
Telecommunications services........      6,293     164                6,457
Products and systems...............      2,069       -                2,069
Rentals and other services.........        788      42         -        830
Financial services and leasing.....        377       -                  377
     Total costs...................      9,527     206                9,733

Gross margin.......................      6,192     274                6,466
Operating Expenses
Selling, general and administrative
  expenses.........................      3,917     195                4,112
Research and development expenses..        747       -                  747
    Total operating expenses.......      4,664     195                4,859

Operating income...................      1,528      79                1,607
Other income, net..................        143      75                  218
Interest expense...................        202     109                  311
Income before income taxes,
 preferred stock dividend of a
 subsidiary and cumulative effects
 of accounting changes............       1,469      45                1,514
Provision for income taxes........         533      25                  558
Provision for preferred stock
 dividend of a subsidiary.........           -      34                   34

Income (loss) before cumulative
  effects of accounting changes...         936     (14)                 922
Cumulative effects on prior years of
  changes in accounting for:
     postretirement benefits, net..     (7,023)      -               (7,023)
     postemployment benefits, net..     (1,128)      -               (1,128)
     Income taxes..................        383       -  $(l,840) (3C)(1,457)
Net Loss...........................    $(6,832)   $(14) $(1,840)    $(8,686)
Weighted average common shares
  outstanding......................      1,347     192       (6) (3B) 1,533
Per common share:
Income before cumulative effects of
  accounting changes...............     $ 0.69                       $ 0.60
Cumulative effects of accounting
  changes..........................      (5.76)                       (6.27)
Net loss                                $(5.07)                      $(5.67)
Dividends declared per common share      $0.33                        $0.33

See accompanying notes to unaudited pro forma combined financial statements

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                 March 31, 1994
                              (Dollars in millions)

                                         Historical          Pro Forma
                                        AT&T    McCaw   Adjustments  Combined
ASSETS
Cash and temporary cash
  investments......................        $793   $ 216              $ 1,009
Receivables, net of allowances
  Accounts receivable..............      11,814     354               12,168
  Finance receivables..............      11,314       -               11,314
Inventories........................       3,857      60                3,917
Deferred income taxes..............       2,258       -                2,258
Other current assets...............         623      93                  716
    Total current assets...........      30,659     723               31,382

Property, plant and
  equipment, net...................      19,229   1,680               20,909
Licensing costs, net...............           -   4,008                4,008
Investments........................       1,428   1,948   $(400) (3B)  2,976
Finance receivables................       3,972       -                3,972
Prepaid pension costs..............       3,738       -                3,738
Other assets, net..................       2,983     857     (39) (3C)  3,801

TOTAL ASSETS.......................     $62,009  $9,216   $(439)     $70,786

LIABILITIES, and
  DEFERRED CREDITS
Accounts payable...................     $ 5,156   $ 107              $ 5,263
Payroll and benefit-related
  liabilities......................       2,988      51                3,039
Postretirement and postemploy-
 ment benefit liabilities..........       1,096       -                1,096
Debt maturing within one year......       9,671     173                9,844
Dividends payable..................         448       -                  448
Other current liabilities..........       5,196     363                5,559
     Total current liabilities.....      24,555     694               25,249

Long-term debt, including
  capital leases...................       7,387   5,098               12,485
Postretirement and postemploy-
  ment benefit liabilities.........       9,318       -                9,318
Other liabilities..................       4,481      64                4,545
Deferred income taxes..............         206   1,973                2,179
Unamortized investment tax
  credits..........................         256       -                  256
Other deferred credits.............         386       -                  386
    Total liabilities and
       deferred credits............      46,589   7,829               54,418

Minority interests.................         618      71                  689
Redeemable preferred stock
  of a subsidiary..................           -   1,339                1,339
                                   (continued)

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                   (continued)

                                 March 31, 1994
                              (Dollars in millions)

                                         Historical          Pro Forma
                                        AT&T    McCaw   Adjustments  Combined

SHAREOWNERS' EQUITY
Common stock......................    $ 1,357      $2    $ 193   (3A) $1,552
Additional paid-in capital .......     12,269   2,912     (193)  (3A) 14,588
                                                          (400)  (3B)
Guaranteed ESOP
  obligation......................       (331)      -                   (331)
Foreign currency translation
  adjustments.....................         20       -                     20
Retained earnings (deficit).......      1,487  (2,937)     (39)  (3C) (1,489)
    Total shareowners'
      equity (deficiency).........     14,802     (23)    (439)       14,340

TOTAL LIABILITIES
       & SHAREOWNERS' EQUITY........  $62,009  $9,216    $(439)      $70,786






See accompanying notes to unaudited pro forma combined financial statements.

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

                (Dollars in millions, except per share amounts)

Note 1 - McCaw Historical Presentation

     Certain amounts reported in McCaw's historical financial statements have been reclassified to conform to the AT&T presentations in the accompanying Unaudited Pro Forma Combined Balance Sheet and Statements of Income. Such reclassifications are not material to the Unaudited Pro Forma Combined Financial Statements.

Note 2 - Exchange Ratio

     As defined in the Merger Agreement, the Exchange Ratio will be one AT&T Common Share for each share of McCaw Common Stock; provided, however, that (i) in the event the Closing Date Market Price of one AT&T Common Share (as such terms are defined in the Merger Agreement) is less than $53.00, the-Exchange Ratio will be equal to $53.00 divided by the Closing Date Market Price of one AT&T Common Share, but in no event greater than
1.111 AT&T Common Shares, and (ii) in the event the Closing Date Market Price of one AT&T Common Share is greater than $71.73, the Exchange Ratio will be equal to $71.73 divided by the Closing Date Market Price of one AT&T Common Share, but in no event less than .909 of an AT&T Common Share. For purposes of the unaudited Pro Forma Combined Financial Statements, an Exchange Ratio of one AT&T Common Share per share of McCaw Common Stock (as defined in the Merger Agreement) is assumed.

Note 3 - Other Pro Forma Adjustments

     (A) The McCaw Common Stock account has been adjusted to reflect the assumed exchange of one AT&T Common Share, par value $1.00 per share, for each of approximately 194.6 million shares of McCaw Common Stock, par value $.01 per share, outstanding at March 31, 1994 (excluding shares of McCaw Common Stock held by AT&T - see Note 3 (5)). The difference between the par value of the AT&T Common Shares and the par value of the McCaw Common Stock, after giving effect to the assumed Exchange Ratio, is reflected as a reduction to additional paid-in capital of $193.

     (B) The $400 investment by AT&T in 14.5 million shares of Class A Common Stock purchased in February 1993 has been eliminated. The weighted average common shares outstanding for the three months ended March 31, 1993 and March 31, 1994 have been adjusted to eliminate the impact of this investment.

     (C) McCaw's historical financial statements reflect the adoption of SFAS No. 109, "Accounting for Income Taxes," retroactive to January 1,
1991. AT&T adopted SFAS No. 109 effective January 1, 1993. For conformity purposes, the pro forma combined information for AT&T and McCaw has been adjusted as if McCaw had adopted SFAS No. 109 on January 1, 1993. Such adoption would result in the use of different tax assumptions related to intangible assets McCaw acquired in purchase business combinations in 1991 and 1992 that would increase the cumulative effect of adopting SFAS No. 109 by $39. Accordingly, the pro forma combined net income and earnings per common share have been decreased $1,840 and $1.20 for the period ended
March 31, 1993, respectively. Pro forma combined total assets and shareowners' equity have been decreased $39 at March 31, 1994. Also, effective January 1, 1993, AT&T adopted SFAS No. 112, "Employers'
Accounting for Postemployment Benefits." McCaw adopted SFAS No. 112 effective January 1, 1994. The impact of this standard on McCaw's financial statements is immaterial.

     (D) No adjustments have been reflected in the unaudited Pro Forma Combined Financial Statements for direct expenses related to the Merger. Direct expenses included in the historical periods presented have not been adjusted for in the Unaudited Pro Forma Combined Financial Statements. Such amounts are not material.

     (E) No adjustments to eliminate intercompany transactions and balances have been made in the unaudited Pro Forma Combined Financial Statements as such amounts are not material.

     (F) The cash dividends per common share in the unaudited Pro Forma Combined Financial Statements reflect AT&T's cash dividends declared in the periods presented. McCaw has never paid cash dividends on the McCaw Common stock.

Note 4 - Federal Income Tax Consequences of the Merger

     The Unaudited Pro Forma Combined Financial Statements assume that the Merger qualifies as a "tax-free" reorganization for federal income tax purposes.

                                SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                             McCAW CELLULAR COMMUNICATIONS, INC.


                             ANDREW A. QUARTNER
                             -----------------------------------
                             Andrew A. Quartner
                             Senior Vice President-Law

Date:  June 6, 1994

                               EXHIBIT INDEX

    Exhibit
    Number
      2(a) Agreement and Plan of Merger, dated August 16, 1993, among AT&T, Ridge Merger Corporation and the Company (incorporated by reference to Exhibit 2(a) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

      99(a) Agreement, dated as of August 16, 1993, among AT&T, Craig O. McCaw, John E. McCaw, Jr., Bruce R. McCaw and Keith W. McCaw, et al (incorporated by reference to Exhibit 99(a) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

      99(b) Press Release, dated August 16, 1993 (incorporated by reference to Exhibit 99(b) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

      99(c) Letter, dated August 16, 1993, from American Telephone and Telegraph Company to McCaw Cellular Communications, Inc. (incorporated by reference to Exhibit 99(c) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).